PHOENIX NIFTY FIFTY FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 06
       Supplement dated July 31, 2006 to the Prospectus dated May 1, 2006, as supplemented May 1, 2006, May 22, 2006 and July 28, 2006


IMPORTANT NOTICE TO INVESTORS

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Phoenix Nifty Fifty Fund was held on July 27, 2006 for the purposes of voting on (i) a proposal to approve an Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and Phoenix Investment Trust 06, and (ii) a proposal to approve a Subadvisory Agreement between PIC and Harris Investment Management, both on behalf of the Phoenix Nifty Fifty Fund. Neither proposal achieved the requisite vote for passage. Accordingly, as indicated in the Proxy Statement dated May 30, 2006 previously supplied to shareholders, the Fund's current adviser, Engemann Asset Management, will continue to serve as the Fund's investment adviser at the current fee level, and the Board of Trustees will consider the options available to the Fund and will take such action as they deem necessary and/or appropriate.

PORTFOLIO MANAGEMENT

Effective August 1, 2006, the first four paragraphs under the "Portfolio Management" subheading on page 12 are hereby replaced with the following:

     FRAN GILLIN COOLEY and DOUGLAS COUDEN, CFA manage the fund and are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

     Ms. Cooley has served on the fund's portfolio management team since August 2006. She also serves on the portfolio management team for the Phoenix All-Cap Growth Fund, Phoenix Earnings Driven Growth Fund, Phoenix Large-Cap Growth Fund and Phoenix Strategic Growth Fund. Ms. Cooley is a Portfolio Manager and Equity Analyst at Engemann (since June 2006) and at Seneca Capital Management, LLC, an affiliate of Engemann. Prior to joining Seneca in 1995, she was in private placements at a San Francisco merchant bank. Ms. Cooley has 12 years of investment experience.

     Mr. Couden has served on the fund's portfolio management team since August 2006. He also serves on the portfolio management team for the Phoenix All-Cap Growth Fund, Phoenix Earnings Driven Growth Fund, Phoenix Large-Cap Growth Fund and Phoenix Strategic Growth Fund. Mr. Couden is a Senior Portfolio Manager and Director of Equity at Engemann (since June 2006) and at Seneca Capital Management, LLC, an affiliate of Engemann. Prior to joining Seneca in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 12 years of investment experience.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.

PXP 2011/NFF PM Changes (07/06)